AMENDMENT NO. 2 TO
                      AGREEMENT AND PLAN OF SHARE EXCHANGE

         AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF SHARE EXCHANGE (the "Amendment"), dated as of November 9, 2001, by and among Jaguar Investments, Inc., a corporation existing under the laws of Nevada (the "Jaguar"), Premier Sports Media and Entertainment Group, Inc., a corporation existing under the laws of New York (the "Company"), and the shareholders of the Company, all of whose names are listed on the signature pages hereof (collectively the "Shareholders").

         WHEREAS, the parties hereto entered into an Agreement and Plan of Share Exchange, dated as of September 24, 2001, and as amended by Amendment No. 1 thereto dated as of November 8, 2001 (collectively, the "Agreement"); and

         WHEREAS, the parties hereto desire to further amend certain terms of the Agreement,

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

         1. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

         2. As used in the Agreement, "Closing Date" shall mean December 7, 2001 or such other date as the parties hereto shall designate in writing.

         3. Section 10.1 (d) of the Agreement is hereby amended by deleting the date November 16, 2001, and inserting in its place December 7, 2001.

         4. Except as provided herein, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year set forth above.

                                       JAGUAR INVESTMENTS, INC.



                                       By: /s/ IAN RICE
                                           ------------------------------
                                           Ian Rice
                                           Title: Chairman


                                       PREMIER SPORTS MEDIA AND ENTERTAINMENT
                                       GROUP, INC.



                                       By: ______________________________
                                       Title:

                                       SHAREHOLDERS:



                                       /s/ RONALD KATZ
                                       ----------------------------------
                                       Ronald Katz



                                       /s/ RICHARD MILANO
                                       ----------------------------------
                                       Richard Milano



                                       /s/ JOHN HALLE
                                       ----------------------------------
                                       John Halle



                                       /s/ JOHN C. MERINGOLO
                                       ----------------------------------
                                       John C. Meringolo



                                       /s/ LORI MUSUMECI
                                       ----------------------------------
                                       Lori Musumeci